Federated Hermes Short Duration High Yield ETF
A Portfolio of Federated Hermes ETF Trust

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2026
Mark E. Durbiano will retire on January 4, 2027. Therefore, effective December 31, 2026, Mr. Durbiano will no longer serve as a portfolio manager of the Federated Hermes Short Duration High Yield ETF (the “Fund”). Accordingly, effective December 31, 2026, please remove all references to Mr. Durbiano from the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.
The other members of the portfolio management team will continue to manage the Fund.
June 22, 2026

Federated Hermes Short Duration High Yield ETF
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457267 (6/26)
© 2026 Federated Hermes, Inc.